Exhibit 10.3


STATE OF SOUTH CAROLINA                     )
                                            ) IN THE COURT OF COMMON PLEAS
COUNTY OF HORRY                             )   FIFTEENTH JUDICIAL CIRCUIT


Willis J. Duncan,  Harriette B. Duncan, and W. Jennings    )  Civil Action No.
Duncan,                                                    )  2005-CP-26-4667
                                                           )
                                            Plaintiffs,    )
                                                           )
                  v.                                       )
                                                           )
H. Buck  Cutts;  Paul R.  Dusenbury;  Robert P.  Hucks;    )   MUTUAL RELEASE
Richard M. Lovelace, Jr.; and Howard B. Smith, III,        )
                                                           ) (Paul R. Dusenbury)
                                            Defendants,    )
                                                           )
CNB Corporation and The Conway                             )
National Bank,                                             )
                                                           )
                                 Nominal Defendants.       )
                                                           )
                                                           )
----------------------------------------------------------

         This Mutual Release ("Agreement") is entered into by and among the below referenced Parties on this 28th day of December, 2006.

                                    Recitals

         WHEREAS, on or about September 6, 2005, Willis J. Duncan, Harriette B. Duncan, and W. Jennings Duncan initiated litigation against H. Buck Cutts ("Cutts"), Paul R. Dusenbury ("Dusenbury"), Robert P. Hucks ("Hucks"), Richard
M. Lovelace, Jr. ("Lovelace") and Howard B. Smith, III ("Smith"), also naming CNB Corporation ("CNB") and The Conway National Bank (the "Bank") as nominal Defendants, which case is presently pending in the Court of Common Pleas for Horry County, Case Number 2005-CP-26-4667 (the "Director's Litigation" or the "Action"); and

         WHEREAS,   Cutts,   Dusenbury,   Hucks,  Lovelace  and  Smith  filed  a
counterclaim in that case against Willis J.
Duncan and W. Jennings Duncan; and

         WHEREAS, subsequent to filing the Director's Litigation, Willis J. Duncan and Harriette B. Duncan died and W. Jennings Duncan was appointed the Personal Representative of their estates; and

         WHEREAS, the Parties to this Agreement have reached a compromise resolution and settlement of all issues and disputes existing with and among all other Parties to this Agreement as provided in the terms of a Settlement Agreement of even date (the "Settlement Agreement").

         NOW, THEREFORE, for and in consideration of the foregoing premises, and in consideration of the mutual promises and undertakings contained herein, the Parties hereto agree as follows:

                                 Specific Terms

I. Parties to Agreement. The following persons or entities are Parties to this Agreement (the "Parties"):

         A. W. Jennings Duncan, his heirs, estate, grantees, transferees, and assigns;

         B. The Estate of Harriette B. Duncan, her heirs, estate, grantees, transferees, and assigns;

         C. The Estate of Willis J. Duncan, his heirs, estate, grantees, transferees, and assigns;

         D. The CNB Corporation;

         E. The Conway National Bank Profit-Sharing and Savings Plan (the "401(k) Plan");

         F. The Conway National Bank;

         G. Paul R. Dusenbury, his heirs, estate, grantees, transferees, and assigns;

         H. Any other natural or artificial person on whose behalf any of the persons identified above as Parties are legally entitled to grant a release.

II. Consideration. The consideration exchanged pursuant to this Agreement shall be as follows:

         A. Payment shall be made to Dusenbury in the amount of $95,861.17, in consideration of settlement and release of all claims described in this Release including, without limitation, any claims for the costs and expense incurred in the Director's Litigation, but excluding any claims relating to the Dusenbury Employment Agreement or other employment related claims. This payment shall be subject to reporting on Form 1099-Misc and shall not be subject to any tax withholding. Further payment shall be made to Dusenbury in the amount of $71,187.37, in consideration of cancellation of the Dusenbury Employment
Agreement and release of any employment related claims. This payment shall be treated as wages subject to reporting on Form W-2 and shall be subject to all applicable withholdings.



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

         B.  The   dismissal,   with   prejudice,   of  the   claim(s)  and  the
counterclaim(s) asserted by the Parties in the above-referenced lawsuit.

         C. The mutual releases and other agreements, promises, and warranties set forth in this Agreement.

         D. The Parties acknowledge the sufficiency of the above-described consideration.

         E. The Parties acknowledge and agree that this Agreement was not intended or written by counsel to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code that may be imposed upon any Party. Each Party shall consult with his or her own tax adviser on the proper treatment of any payments herein.

III. Resignation of Dusenbury from Employment. As part of the settlement by and among the Parties to this Agreement, Paul R. Dusenbury agrees that he resigned his employment with CNB and/or the Bank effective October 31, 2006, and that as of the Effective Date, CNB and/or the Bank has paid him all amounts due pursuant to his June 14, 2005 Employment Agreement, a copy of which is attached hereto as Exhibit "A" (the "Dusenbury Employment Agreement"). Subject to the provisions of Paragraph III of the Settlement Agreement, Dusenbury further agrees that as of October 31, 2006, neither CNB nor the Bank has any further obligation to him under the Dusenbury Employment Agreement or any other agreement, written or oral relating to his employment by either CNB or the Bank and that Dusenbury is not entitled to any further salary, bonuses, liquidated or other damages, attorneys fees or any other compensation or benefits under the Dusenbury Employment Agreement or any other agreement, written or oral relating to his employment by either CNB or the Bank. CNB and/or the Bank agree to continue health insurance coverage for Dusenbury through December 31, 2006, after which CNB and/or the Bank will provide Dusenbury with all COBRA and other notices/paperwork on a timely basis just as with any other departing employee.

IV.      Matters Released.

         A. For purposes of this Agreement, the following definitions shall apply:

                  1. A "claim" shall mean a claim, demand, right, cause of action, or other device through which compensation for loss may be sought.

                  2. An "existing claim" shall mean any claim, damage, or right to recovery arising out of, related to or based on acts, omissions, or wrongs which have taken place prior to the date of execution of this Agreement by the Parties, whether discovered and known as of the date of this Agreement, or not.

                  3. A "future injury" shall mean




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

                           a.  any  injury,   loss,   or  damages  of  any  kind
whatsoever;

                           b.  that  is  discovered,   suffered,  sustained,  or
realized after the execution of this Agreement by any of the Parties; and

                           c. which  occurs as the direct or indirect  result of
acts, omissions, or wrongs which have taken place prior to the date of execution of this Agreement by any of the Parties.

         B.       Release by Dusenbury

                  1. General Release. Dusenbury hereby releases and forever discharges the Estate of Willis J. Duncan, the Estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, the 401(k) Plan, their present and former officers, directors, agents, employees, affiliated entities, insurers, trustees, and/or legal representatives, from and against any and all existing claims and future injuries.

                  2. Specific Releases. Without in any way limiting the scope of the foregoing general release, it is agreed and understood that the following matters are specifically released by Dusenbury:

                           a. Any and all  existing  claims and future  injuries
arising in tort or contract, or any other legal or equitable theory, including. but not limited to, any claims or future injuries arising out of, or resulting from, any acts or omissions of any of the Parties being released;

                           b. Any and all claims,  demands,  actions,  causes of
action, liabilities of any kind, suits at law or in equity, actual or compensatory damages, exemplary or punitive damages, statutory damages, any rights or claims arising under federal, state or local statutory or common laws, any rights or claims under The Civil Rights Acts of 1866 and 1964, as amended, 42 U.S.C. ss.ss. 1981 and 2000(e) et seq., The Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, as amended 42 U.S.C. ss.ss. 12,101 et seq., the National Labor Relations Act, as amended, 29 U.S.C. ss. 151, et seq., the South Carolina Human Affairs Law, S.C. Code ss.1-13-10, et seq., the South Carolina Wage Payment Statute, S.C. Code ss. 41-10-10, et. seq., and any other discrimination or employment related law, rule or regulation, any and all causes of action for race, sex, age or other discrimination, breach of contract, retaliatory discharge, wrongful termination, retaliation, lost wages and benefits, loss of earning capacity, emotional distress, personal injury, defamation, all other contract or tort claims, civil or criminal penalties, judgments, executions, costs and expenses, or any other expense or detriment arising out of, incident to, or alleged to be caused by any act or omission of CNB and/or the Bank, as a result of, or in any way connected with, Dusenbury's employment with, and the ending of his employment with, CNB and/or the Bank; and


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

                           c. Each and every  claim  stated  or  alleged  in the
counterclaim,  including specifically all claims for defamation,  in the Action;
and

                           d. Any and all  claims,  including  claims for future
injuries, that might have been alleged in the Action, or which arise from the same transaction(s) or occurrence(s) as the Action; and

                           e. Any and all  existing  claim and future  injuries,
causes of action, liabilities of any kind, suits at law or equity, or damages of any kind or nature that may exist as of the date of this Agreement, whether known or unknown, against any person or entity related in any way or connected in any way, directly or indirectly, to the actions taken by the Boards of CNB and Bank on or prior to the date of this Agreement; and

                           f. Any and all existing  claims and future  injuries,
demands, causes of action, liabilities of any kind, suits at law or equity, or damages of any kind or nature that may exist as of the date of this Agreement for defamation of Dusenbury against any person or entity arising out of or in any way related to Dusenbury's service or actions as an employee, officer or director, regardless of when or where such defamation may be alleged to have occurred.

         C. Release of Dusenbury.

                  1. General Release. The Estate of Willis J. Duncan, the Estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, and the 401(k) Plan hereby release and forever discharge Paul R. Dusenbury from and against any and all existing claims and future injuries.

                  2. Specific Releases. Without in any way limiting the scope of the foregoing general release, it is agreed and understood that the following matters are specifically released by the Estate of Willis J. Duncan, the Estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, and the 401(k) Plan:

                           a. Any and all  existing  claims and future  injuries
arising in tort or contract, or any other legal or equitable theory, including. but not limited to, any claims or future injuries arising out of, or resulting from, any acts or omissions of any of the Parties being released; and

                           b. Any and all existing  claims and further  injuries
arising out of, incident to, or alleged to be caused by any act or omission of Dusenbury, as a result of, or in any way connected with his employment with, and the ending of his employment with, CNB and/or the Bank and service as an officer, director or trustee of the 401(k) Plan; and

                           c. Each and every  claim  stated  or  alleged  in the
complaint, including specifically all claims in the Action; and




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

                           d. Any and all  claims,  including  claims for future
injuries, that might have been alleged in the Action, or which arise from the same transaction or occurrence as the Action.

V. Phantom Stock Agreement and Executive Supplemental Income ("ESI") Agreement. Dusenbury, CNB and Bank acknowledge and agree that this settlement and the releases herein do not alter or affect Dusenbury's rights under the terms of the Dusenbury Phantom Stock Agreement and any ESI Agreement between Dusenbury and Bank. Dusenbury shall retain his rights in any vested benefits as of the date of Dusenbury's termination and cease further vesting of additional benefits as of the date of Dusenbury's termination according to the terms of that Phantom Stock Plan and the Dusenbury Phantom Stock Agreement. Such vested benefits shall accrue interest and shall be paid in accordance with the terms of the Phantom Stock Plan and the Dusenbury Phantom Stock Agreement. Dusenbury, CNB and the Bank acknowledge that Dusenbury is 80% vested in the Phantom Stock Plan as of the date of this Agreement. Dusenbury, CNB and the Bank also acknowledge that Sun Trust performed a valuation of the CNB stock for the purposes of the Conway National Bank Profit-Sharing and Savings Plan and that as of September 30, 2006 such valuation was $162.00 per share and that such valuation shall be used to value the CNB stock for the purposes of this Agreement, the Phantom Stock Plan and the Dusenbury Phantom Stock Agreement.

VI. Dismissal with Prejudice.

         A. The Estate of Willis J.  Duncan,  the Estate of Harriette B. Duncan,
W. Jennings Duncan, CNB, and Bank hereby agree to dismiss, with prejudice, the Action.

         B. Dusenbury agrees to dismiss, with prejudice, his counterclaim asserted in the Action.

VII.     Post Resignation Restrictions with Regard to Dusenbury

         A. Dusenbury agrees to be bound by the Dusenbury Confidentiality and Non-Solicitation Agreement as defined in the Settlement Agreement.

         B. CNB and/or the Bank agree that, subsequent to the execution of this Agreement, the Confidential Information provisions contained in Section 9.1 of the Dusenbury Employment Agreement, and the Non-Competition provisions contained in (i) Paragraph 9.2 of the Dusenbury Employment Agreement; (ii) any ESI Agreement (as defined in the Settlement Agreement); and (iii) Paragraph 7.2 of the Dusenbury Phantom Stock Agreement will be considered null and void and CNB and/or the Bank agree that they will not seek to enforce any of these provisions.

         C. CNB and/or the Bank agree that, subsequent to the execution of this Agreement, the Solicitation After Termination of Employment provision found in
Section 7.3 of Dusenbury's Phantom Stock Agreement,  will be considered null and



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

void and CNB  and/or  the Bank  agree  that they will not seek to  enforce  this
provision.   In  return,   Dusenbury   agrees  to  enter   into  the   Dusenbury
Confidentiality and Non-Solicitation Agreement.

VIII. Warranties. The Parties give the following warranties:

         A. The Parties warrant that they have the necessary legal capacity to grant all of the releases contained in this Agreement.

         B. The Parties warrant that they are the true owners of all claims released in this Agreement, that no other person(s) is entitled to assert any of the claims released by the Parties in this Agreement, and that the Parties have not assigned, transferred, pledged, or hypothecated any of those claims to any person.

IX. Confidentiality Provision. (Intentionally omitted).

X. Advice of Counsel. The Parties acknowledge and agree that they have had the advice of competent counsel to advise and represent them in the prosecution and compromise settlement of their claims against the other Parties. The Parties specifically acknowledge, by initialing the following spaces, that they have consulted counsel prior to signing this Agreement, and have no further questions regarding the same (INITIAL HERE):

XI. Interpretation of this Agreement. The Parties acknowledge and agree that their attorneys have been given full opportunity to review, and where necessary clarify, this Agreement, and that, should this Agreement require construction or interpretation by a court, it shall not be construed or interpreted against any other Party as drafter. Subject to this agreement, the Parties agree that this Agreement shall be interpreted in all other respects according to the laws of the State of South Carolina. All terms not defined herein shall have the meanings ascribed to them in the Settlement Agreement.

XII. No Admissions. The Parties acknowledge and agree that none of the Parties admit liability or wrongdoing of any kind, and that they have tendered the consideration recited above solely for the purpose of avoiding the expense and inconvenience of protracted litigation.

XIII. Use of this Agreement

         The Parties agree that this Agreement:

         A. may never be admissible as evidence against the persons herein released in any present or future suit, claim or proceeding of any nature, except a suit, claim, or proceeding to recover sums to be paid in accordance with this Agreement;



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

         B. but may be asserted by and introduced as evidence for the persons hereby released as an absolute and final defense and bar to any claim released herein in any present or future suit or proceeding of any nature.

XIV. Final and Binding Settlement. The Parties agree and acknowledge that the purpose of this Agreement is to bring about a complete, final, binding, and permanent settlement of the Parties' claims against each other, and promise never to make demand upon or sue the Parties, or to trouble them in any other manner, for or on account of any claim or future injury released in this Agreement.

XV. Entire Agreement. This Agreement contains the entire understanding and agreement between the parties relating to the subject matter hereof and replaces and supersedes all prior agreements between the parties related to the same subject matter. Further, no agreement may be effective to change, modify, or terminate this Agreement, in whole or in part, unless such agreement is in writing and duly signed after the date of execution of this Agreement by the person against whom enforcement of such change, modification, or termination is sought.

XVI. Severability. If any portion of this Agreement should be, for any reason, not enforceable, the parties agree that the remaining portion or portions should continue to be enforceable.

XVII. Counterparts. This Agreement may be executed in counterparts signed by each party, each of which shall be valid and enforceable against the signing party.


                    (Signatures continued on following pages)

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


         IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Settlement Agreement as of the 28th day of December 2006.

                              [SIGNATURES OMITTED]

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